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                                                                    EXHIBIT 10.1


                                 PROMISSORY NOTE

$50,000.00                                                      JANUARY 15, 2002
PRINCIPAL AMOUNT                                           OCEANSIDE, CALIFORNIA


         FOR VALUE RECEIVED, and pursuant to the terms of this Promissory Note (this "Note"), the undersigned DICKIE WALKER MARINE, INC., a California corporation (the "Maker"), whose address is shown on the signature page hereof, hereby promises to pay to the order of GERALD W. MONTIEL (the "Noteholder"), an individual whose address is 6206 Avenida Cresta, La Jolla, California 92037, the principal amount of Fifty Thousand and No/100 Dollars (the "Principal") together with interest on the outstanding Principal balance from and after January 15, 2002 (the "Interest") accruing at the rate of ten percent (10%) per annum. Interest, based on a 365-day year, shall be accrued for the number of days the principal sum (or any portion thereof) is actually outstanding. (The outstanding Principal and all accrued but unpaid Interest thereon is hereinafter collectively referred to as the "Indebtedness."). All amounts payable hereunder are payable in lawful money of the United States of America. This Note may be prepaid at any time.

         A. AMOUNT AND PLACE OF PAYMENT. Maker's payment of Principal and Interest to Noteholder shall occur as follows: interest only shall be due and payable quarterly, commencing on February 15, 2002, provided that in all events the entire Indebtedness shall be due and payable upon the earlier to occur of March 15, 2002 (the "Maturity Date"), or the Accelerated Maturity Date (as herein defined). In all events, Interest and/or Principal shall be payable at the address of Noteholder as provided herein, or at such other place as Noteholder may from time to time designate by written notice to Maker.

         B. APPLICATION OF AMOUNT PAID. All payments on this Note shall be applied first to the payment of accrued Interest, and, after all such Interest has been paid, any remainder shall be applied to reduction of the Principal balance.

         C. DEFAULT. Any one or more of the following shall constitute an event of default ("Event of Default") of this Note, immediately upon the happening thereof, except as otherwise provided in this paragraph, and at the option of Noteholder, the entire outstanding Indebtedness shall become immediately due and payable, without notice or demand, upon the occurrence of any one or more of the following Events of Default:

                  1. Maker's failure to pay any amount under this Note within ten days after written notice of nonpayment has been sent via U.S. Mail, postage prepaid, given by Noteholder to Maker;

                  2. Maker's actual inability, or admission in writing of its inability, to pay its debts, or Maker's failure to pay its debts generally as they come due, or Maker's general assignment of this Note for the benefit of Maker's creditors;




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                  3. Maker's failure to comply with any material obligation of this Note;

                  4. Any material misrepresentation by Maker with respect to this Note, any subject matter hereof, or any fact material hereto.

         D. REMEDIES.

                  1. ACCELERATION. Upon any Event of Default of this Note, and notwithstanding any provision hereof to the contrary, the entire Principal outstanding and all Interest accrued but unpaid as of the date of such Event of Default (the "Accelerated Indebtedness") shall become immediately due and payable. From and after the date of happening of any Event of Default, the Accelerated Indebtedness shall accrue at a default rate of interest (the "Default Rate of Interest") equal to the lesser of (i) five percentage points above the prime rate as quoted and in effect from time to time in the Wall Street Journal, or (ii) the highest rate permitted by law.

                  2. COSTS AND FEES OF ENFORCEMENT AND/OR COLLECTION. Following an Event of Default, Maker hereby agrees to pay reasonable attorneys' fees and all other reasonable costs and expenses incurred in the enforcement of this Note, the enforcement of any security interest with respect to this Note, and the collection of amounts due hereunder, whether such enforcement or collection is by court action or otherwise.

                  3. NO WAIVER BY NOTEHOLDER. The rights and/or powers provided herein are cumulative and not exclusive of any other right and/or power whether provided hereunder, at law, or in equity, including, but not limited to, the rights provided to holders of negotiable instruments under the Uniform Commercial Code as such is in force in the State of California upon the dated date of this Note. Noteholder's exercise, non-exercise, delay or omission in exercising of any right and/or power whether single, partial or complete, and whether provided hereunder, at law or in equity, shall not preclude or impair or be construed to be a waiver of any right and/or power whether provided hereunder, or otherwise provided at law or in equity.

         E. WAIVER OF CERTAIN RIGHTS. Maker hereby waives presentment, demand for payment, protest of nonpayment, notice of protest, notice of dishonor, diligence in collection, and any and all other indulgences, and agrees that at any time or from time to time, without notice, the terms of payment hereof may be extended, renewed, modified, changed and/or exchanged by agreement between Noteholder and Maker. No renewal or extension of this Note, no release of any person liable hereon, no delay in the enforcement hereof, and no delay or omission in exercising any right or power hereunder, shall affect the liability of Maker hereunder.

         F. RIGHTS OF ANY LEGAL HOLDER. Any legal holder hereof shall have and may exercise all the rights and powers given to Noteholder herein.

         G. INTEGRATION AND AMENDMENT. This Agreement, and any and all documents hereafter executed pursuant hereto constitute the entire agreement between any Noteholder and Maker hereunder with regard to the subject matter hereof, and supersede any



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prior representations, promises, warranties and/or agreements, whether written or otherwise, made by or between any Noteholder and Maker hereunder with respect to the subject matter hereof, all of which shall be deemed to have been merged into this Note. This Note shall not be amended or modified except by an agreement in writing signed by the parties hereto.

                  1. FURTHER ASSURANCES. Maker hereby agrees to cooperate fully and to execute any and all supplementary documents and to take all additional actions which may be necessary or appropriate in order to give full force and effect to the terms and intent of this Note and Pledge.

         H. CHOICE OF LAW AND FORUM SELECTION. The rights and obligations of the parties to this Note shall be governed by, and this Note shall be construed, interpreted and otherwise determined in accordance with the laws of the State of California, and Maker hereby agrees that the federal and state courts located in the State of California shall have subject matter jurisdiction to entertain any action brought to enforce, determine or collect upon this Note, any constituent right provided herein, and/or any dispute arising herefrom, and, further voluntarily submits to the personal jurisdiction of such courts regardless of the residence of any party hereto or the place of execution, endorsement or guarantee hereof, provided, however, that such jurisdiction shall not be exclusive with respect to Noteholder and, at its option, Noteholder may commence such action in any other court of competent jurisdiction.




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         IN WITNESS WHEREOF, Maker has hereunto set his or her hand and seal this 5th day of February, 2002, to be effective as of January 15, 2002.


                                              DICKIE WALKER MARINE, INC.

                                              /s/ JULIA SARGENT KNUDSEN
                                              ----------------------------------
                                              By:  Julia Sargent Knudsen,
                                                   President

                                                   Address:
                                                   1414 S. Tremont St.
                                                   Oceanside, CA 92054



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